UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-21846

CLOUGH GLOBAL OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Karen S. Gilomen, Secretary

Clough Global Opportunities Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 623-2577

Date of fiscal year end: October 31

Date of reporting period: January 31, 2018

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

Clough Global Dividend and Income Fund
STATEMENT OF INVESTMENTS
January 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS 66.40%
Consumer Discretionary 7.09%
BYD Co., Ltd. - Class H	150,300	$1,415,070
DR Horton, Inc.(a)(b)	11,926	584,970
Lennar Corp. - Class A(a)(b)	7,700	482,482
Liberty Ventures - Series A(a)(c)	31,043	1,829,364
Man Wah Holdings, Ltd.	517,200	550,083
Panasonic Corp.	93,700	1,389,578
PulteGroup, Inc.(a)(b)	13,100	416,973
Service Corp. International(a)(b)	14,600	583,562
		7,252,082

Consumer Staples 0.65%
Japan Tobacco, Inc.	20,000	661,720

Energy 7.03%
Baker Hughes, a GE Co.(a)(b)	73,700	2,369,455
Fairway Energy LP(c)(d)(e)(f)(g)	130,700	684,214
Halliburton Co.(a)	16,500	886,050
Kinder Morgan, Inc.(a)(b)	134,800	2,423,704
Schlumberger, Ltd.(a)	11,200	824,096
		7,187,519

Financials 33.69%
Ares Capital Corp.(a)	218,800	3,489,860
Bank of America Corp.(a)(b)	131,491	4,207,712
Blackstone Mortgage Trust, Inc. - Class A(a)	100,300	3,109,300
Citigroup, Inc.(a)(b)	48,230	3,785,090
Community Healthcare Trust, Inc.(a)	108,100	2,879,784
Country Garden Holdings Co., Ltd.	393,000	845,016
First Republic Bank(a)(b)	9,400	841,770
Global Medical REIT, Inc.(a)	77,000	617,540
Golub Capital BDC, Inc.(a)	89,700	1,629,849
JPMorgan Chase & Co.(a)(b)	29,200	3,377,564
Ladder Capital Corp.(a)	49,218	712,185
Longfor Properties Co., Ltd.	260,500	850,834
Ping An Insurance Group Co. of China, Ltd. - Class H	73,000	864,598
Postal Savings Bank Of China Co., Ltd. - Class H	1,299,000	868,474
Solar Capital, Ltd.(a)	82,500	1,732,500
Starwood Property Trust, Inc.(a)	192,800	3,931,192
TPG Specialty Lending, Inc.(a)	37,000	710,770
		34,454,038

Health Care 3.67%
Bristol-Myers Squibb Co.(a)(b)	14,187	888,106
Pfizer, Inc.(a)(b)	77,400	2,866,896
		3,755,002
	Shares	Value
Industrials 1.73%
Airbus SE	15,431	$1,772,149

Information Technology 12.54%
Broadcom, Ltd.(a)(b)	3,191	791,464
Cognizant Technology Solutions Corp. - Class A(a)(b)	7,400	577,052
Equinix, Inc.(a)	1,880	855,757
Lam Research Corp.(a)(b)	7,680	1,470,874
Microchip Technology, Inc.(a)	18,000	1,713,960
Microsoft Corp.(a)(b)	47,000	4,465,470
Nintendo Co., Ltd.	1,206	529,924
Samsung Electronics Co., Ltd.	556	1,299,078
Ulvac, Inc.	5,900	393,982
ViaSat, Inc.(a)(b)(c)	9,549	722,095
		12,819,656
TOTAL COMMON STOCKS
(Cost $60,592,849)		67,902,166

CLOSED-END FUNDS 2.22%
Alpine Total Dynamic Dividend Fund(a)	59,800	586,638
Gabelli Equity Trust, Inc.(a)	65,600	426,400
KKR Income Opportunities Fund(a)	26,600	424,270
Liberty All-Star Equity Fund(a)	63,200	413,328
Wells Fargo Multi-Sector Income Fund(a)	32,500	424,450
		2,275,086
TOTAL CLOSED-END FUNDS
(Cost $2,321,883)		2,275,086

PARTICIPATION NOTES 1.78%
Consumer Discretionary 1.78%
Midea Group Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 05/13/2019(d)	191,400	1,819,931

TOTAL PARTICIPATION NOTES
(Cost $1,157,778)		1,819,931

PREFERRED STOCKS 7.13%
Annaly Capital Management, Inc.
Series G, 6.500%(a)	30,000	738,300
Series E, 7.625%(a)	47,542	1,197,108
Ares Management LP
Series A, 7.000%(a)	35,000	908,250
First Republic Bank
Series D, 5.500%(a)(b)	35,000	877,100
Global Medical REIT, Inc.
Series A, 7.500%	10,900	266,396
MTGE Investment Corp.
Series A, 8.125%(a)	10,640	271,320

	Shares	Value
PREFERRED STOCKS (continued)
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(a)(b)(h)	22,000	$547,800
Series B, 3M US L + 5.99%(a)(b)(h)	10,000	248,500
Summit Hotel Properties, Inc.
Series E, 6.250%(a)	40,000	1,002,800
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(a)(h)	28,500	744,990
Series C, 3M US L + 5.011%(a)(h)	20,000	485,400
		7,287,964
TOTAL PREFERRED STOCKS
(Cost $7,165,296)		7,287,964

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS 36.86%
American Tower Corp.
06/15/2023, 3.000%	$500,000	493,944
Bank of America Corp.
10/21/2022, 2.503%(a)(b)	1,000,000	977,718
BMW US Capital LLC
09/15/2021, 1.850%	500,000	483,474
09/15/2021, 1.850%(a)(b)(d)	1,000,000	966,949
BP Capital Markets PLC
05/10/2019, 2.237%(a)(b)	1,000,000	999,392
Branch Banking & Trust Co.
06/01/2020, 2.250%(a)	500,000	496,255
Citigroup, Inc.
04/25/2022, 2.750%(a)	1,000,000	987,477
Citizens Bank National Association
03/14/2019, 2.500%(a)(b)	1,000,000	1,000,833
Citizens Financial Group, Inc.
09/28/2022, 4.150%(a)(d)	1,325,000	1,353,562
DR Horton, Inc.
12/01/2020, 2.550%(a)	1,000,000	994,534
EI du Pont de Nemours & Co.
05/01/2020, 2.200%(a)	650,000	646,061
First Republic Bank
06/17/2019, 2.375%(a)(b)	1,000,000	996,360
Ford Motor Credit Co. LLC
05/04/2023, 3.096%	1,000,000	976,418
General Motors Financial Co., Inc.
04/10/2018, 2.400%(a)(b)	1,000,000	1,001,117
Goldman Sachs Group, Inc.
10/31/2022, 3M US L + 0.821%(a)(h)	1,000,000	987,573
Hercules Capital, Inc.
10/23/2022, 4.625%(a)(b)	1,000,000	1,013,373
Jackson National Life Global Funding
04/29/2021, 2.250%(a)(d)	1,000,000	980,764
Jersey Central Power & Light Co.
06/15/2018, 4.800%(a)(b)	1,000,000	1,009,403

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS (continued)
JPMorgan Chase & Co.
09/23/2022, 3.250%(a)(b)	$1,000,000	$1,010,374
Lennar Corp.
12/01/2018, 4.125%(a)	1,000,000	1,012,500
01/15/2022, 4.125%(a)	1,000,000	1,013,750
Main Street Capital Corp.
12/01/2019, 4.500%(a)(b)	1,000,000	1,009,621
12/01/2022, 4.500%(a)	500,000	501,007
Manufacturers & Traders Trust Co.
02/06/2020, 2.100%(a)(b)	1,000,000	991,896
05/18/2022, 2.500%(a)(b)	1,000,000	984,003
Mitsubishi UFJ Trust & Banking Corp.
10/16/2019, 2.450%(a)(d)	500,000	498,774
Monsanto Co.
07/15/2022, 2.200%	1,000,000	960,185
Morgan Stanley
05/19/2022, 2.750%(a)(b)	1,000,000	986,101
Penske Truck Leasing Co. LP / PTL Finance Corp.
03/14/2023, 2.700%(d)	1,000,000	974,126
Philip Morris International, Inc.
08/22/2022, 2.500%(a)	750,000	734,508
PNC Bank National Association
11/05/2020, 2.450%(a)(b)	650,000	647,031
Raytheon Co.
10/15/2020, 3.125%(a)(b)	1,000,000	1,015,784
Solar Capital, Ltd.
01/20/2023, 4.500%(a)	500,000	489,084
Tencent Holdings, Ltd.
05/02/2019, 3.375%(a)	1,000,000	1,009,889
01/19/2023, 2.985%(a)(d)	1,000,000	990,071
Volkswagen Group of America Finance LLC
11/20/2019, 2.450%(a)(b)(d)	1,000,000	996,766
Voya Financial, Inc.
02/15/2018, 2.900%(a)	457,000	457,153
Wells Fargo & Co.
Series MTN, 07/22/2022, 2.625%(a)(b)	1,000,000	983,638
Series K, Perpetual Maturity, 3M US L + 3.77%(a)(b)(h)(i)	1,057,000	1,068,257
Welltower, Inc.
04/01/2019, 4.125%(a)(b)	1,000,000	1,015,163
Xcel Energy, Inc.
03/15/2021, 2.400%(a)(b)	2,000,000	1,978,373

TOTAL CORPORATE BONDS
(Cost $38,057,948)		37,693,261

ASSET/MORTGAGE BACKED SECURITIES 13.11%
Federal Home Loan Mortgage Corp. - REMICS
Series 2017-4707, Class AD, 07/15/2047, 2.500%(a)	970,599	955,352

Description and	Principal
Maturity Date	Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
Federal National Mortgage Association - REMICS
Series 2017-16, Class NA, 03/25/2047, 3.000%	$851,860	$831,125
Series 2017-60, Class C, 08/25/2047, 3.500%	593,019	589,425
Government National Mortgage Association - REMICS
Series 2013-118, Class AD, 06/16/2036, 1.550%(a)	875,970	859,110
Series 2012-83, Class A, 07/16/2041, 1.368%(a)	757,486	721,721
Series 2014-172, Class AC, 09/16/2041, 1.900%	490,451	482,337
Series 2011-47, Class C, 02/16/2042, 3.844%(h)	523,337	529,984
Series 2013-68, Class AC, 02/16/2046, 1.300%(a)	750,623	710,533
Series 2017-103, Class HG, 01/20/2047, 2.500%(a)	977,904	946,237
Series 2015-130, Class AB, 08/16/2047, 2.550%(a)	762,582	751,653
Series 2017-128, Class AB, 03/16/2049, 2.250%(a)	992,286	958,492
Series 2016-92, Class AB, 04/16/2050, 2.100%	475,484	462,721
Series 2014-166, Class PJ, 07/16/2051, 2.500%(a)	638,464	624,894
Series 2012-111, Class A, 09/16/2052, 2.387%(a)	899,965	888,915
Series 2012-125, Class AB, 02/16/2053, 2.111%(a)(h)	632,060	598,985
Series 2013-101, Class AD, 12/16/2053, 2.623%(a)(h)	735,323	718,900
SBA Small Business Investment Companies
Series 2013-10B, Class 1, 09/10/2023, 3.644%	1,140,907	1,163,194
Series 2016-10A, Class 1, 03/10/2026, 2.507%	489,831	485,479
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%	118,437	128,790

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $13,702,785)		13,407,847

GOVERNMENT & AGENCY OBLIGATIONS 8.14%
U.S. Treasury Bonds
11/15/2026, 6.500%(a)	1,600,000	2,076,750
08/15/2029, 6.125%(a)	1,250,000	1,669,556
05/15/2030, 6.250%(a)	1,000,000	1,366,269
02/15/2038, 4.375%(a)	1,000,000	1,234,492
U.S. Treasury Notes
06/30/2019, 1.625%(a)	1,000,000	994,199
12/31/2019, 1.625%(a)	1,000,000	990,391

Value
TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $8,640,263)	$8,331,657

	Shares	Value
SHORT-TERM INVESTMENTS 7.81%
Money Market Fund 7.81%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.209% 7-day yield)	7,983,805	7,983,805

TOTAL SHORT-TERM INVESTMENTS
(Cost $7,983,805)		7,983,805

Total Investments - 143.45%
(Cost $139,622,607)		146,701,717

Liabilities in Excess of Other Assets - (43.45%)(j)		(44,433,555)

NET ASSETS - 100.00%		$102,268,162

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (9.85%)
Financials (1.27%)
Deutsche Bank AG	(30,600)	(561,204)
Santander Consumer USA Holdings, Inc.	(42,500)	(733,125)
		(1,294,329)
Health Care (1.96%)
AmerisourceBergen Corp.	(9,800)	(976,766)
McKesson Corp.	(6,100)	(1,030,168)
		(2,006,934)
Information Technology (5.78%)
AU Optronics Corp. - Sponsored ADR	(68,500)	(328,115)
Cirrus Logic, Inc.	(8,300)	(411,431)
Ingenico Group SA	(5,223)	(594,639)
International Business Machines Corp.	(12,650)	(2,070,805)
LINE Corp. - Sponsored ADR	(13,200)	(585,948)
Manhattan Associates, Inc.	(28,200)	(1,489,524)
Skyworks Solutions, Inc.	(4,400)	(427,724)
		(5,908,186)
Materials (0.84%)
Albemarle Corp.	(3,900)	(435,201)
FMC Corp.	(4,700)	(429,251)
		(864,452)

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value
TOTAL COMMON STOCKS
(Proceeds $8,990,493)		$(10,073,901)

EXCHANGE TRADED FUNDS (0.61%)
United States Natural Gas Fund LP	(24,650)	(618,222)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $742,663)		(618,222)

TOTAL SECURITIES SOLD SHORT
(Proceeds $9,733,156)		$(10,692,123)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of January 31, 2018 was 1.78%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of January 31, 2018, the aggregate value of those securities was $111,728,833, representing 109.25% of net assets. (See Note 1 and Note 2).
(b)	Loaned security; a portion or all of the security is on loan as of January 31, 2018.
(c)	Non-income producing security.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2018, these securities had an aggregate value of $9,265,157 or 9.06% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of January 31, 2018, these securities had a total value of $684,214 or 0.67% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1).
(f)	Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of January 31, 2018, these securities had an aggregate market value of $684,214 or 0.67% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 1 to the financial statements for additional information.
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$443,404	143 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$528,903	$85,499
Morgan Stanley	Hero MotoCorp, Ltd.	699,923	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	795,356	95,433
Credit Suisse	Housing Development Finance Corp.	272,383	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	430,576	158,193
Morgan Stanley	Housing Development Finance Corp.	2,020,030	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	2,884,019	863,989
Credit Suisse	Indiabulls Housing Finance	723,607	187 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,266,608	543,001
Morgan Stanley	ITC, Ltd.	810,574	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	883,935	73,361
Credit Suisse	Larsen & Toubro, Ltd.	1,388,142	217 bps + 1M LIBOR	1 M LIBOR	12/31/2020	2,600,683	1,212,541
Morgan Stanley	Larsen & Toubro, Ltd.	568,927	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	814,796	245,869
Morgan Stanley	United Microelectronics Corp.	(326,334)	1D FEDEF - 75 bps	1 D FEDEF	07/12/2018	(302,988)	23,346
		$6,600,656				$9,901,888	$3,301,232

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Depreciation
Credit Suisse	Bharti Airtel, Ltd.	$895,865	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$794,989	$(100,876)
Morgan Stanley	Mahindra & Mahindra, Ltd.	1,770,270	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	1,748,097	(22,173)
Morgan Stanley	Sociedad Quimica	(423,996)	1 D FEDEF - 75bps	1 D FEDEF	02/03/2020	(432,547)	(8,551)
		$2,242,139				$2,110,539	$(131,600)
		$8,842,795				$12,012,427	$3,169,632

Clough Global Equity Fund
STATEMENT OF INVESTMENTS
January 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS 108.63%
Consumer Discretionary 19.95%
Amazon.com, Inc.(a)(b)(c)	3,300	$4,787,937
BYD Co., Ltd. - Class H	242,100	2,279,364
Carvana Co.(a)(b)	156,700	2,991,403
DR Horton, Inc.(b)	25,621	1,256,710
JD.com, Inc. - ADR(a)(b)(c)	52,600	2,589,498
Lennar Corp. - Class A(b)(c)	15,300	958,698
Liberty Broadband Corp. - Class C(a)(b)(c)	39,666	3,790,086
Liberty Ventures - Series A(a)(b)(c)	114,721	6,760,509
Man Wah Holdings, Ltd.	834,400	887,450
Panasonic Corp.	152,900	2,267,519
PulteGroup, Inc.(b)(c)	27,600	878,508
Service Corp. International(b)(c)	23,000	919,310
TRI Pointe Group, Inc.(a)(b)(c)	36,500	595,315
Wayfair, Inc. - Class A(a)(b)(c)	13,100	1,205,331
zooplus AG(a)	8,204	1,690,823
		33,858,461

Consumer Staples 0.80%
Japan Tobacco, Inc.	32,400	1,071,987
Orion Corp.(a)	2,612	286,186
		1,358,173

Energy 6.84%
Baker Hughes, a GE Co.(b)	119,300	3,835,495
Fairway Energy LP(a)(d)(e)(f)(g)	217,600	1,139,136
Halliburton Co.(b)	26,600	1,428,420
Kinder Morgan, Inc.(b)	216,400	3,890,872
Schlumberger, Ltd.(b)	18,000	1,324,440
		11,618,363

Financials 36.43%
Arbor Realty Trust, Inc.(b)	172,300	1,404,245
Ares Capital Corp.(b)	405,800	6,472,510
Bank of America Corp.(b)(c)	222,205	7,110,560
Blackstone Mortgage Trust, Inc. - Class A(b)	238,400	7,390,400
Citigroup, Inc.(b)(c)	80,519	6,319,131
Community Healthcare Trust, Inc.(b)	45,800	1,220,112
Country Garden Holdings Co., Ltd.	643,000	1,382,557
First Republic Bank(b)	15,100	1,352,205
Global Medical REIT, Inc.(b)	121,000	970,420
Golub Capital BDC, Inc.(b)	185,809	3,376,149
JPMorgan Chase & Co.(b)(c)	48,100	5,563,727
Ladder Capital Corp.(b)	154,979	2,242,546
Longfor Properties Co., Ltd.	426,000	1,391,383
Physicians Realty Trust(b)	136,000	2,216,800
Ping An Insurance Group Co. of China, Ltd. - Class H	118,700	1,405,861

	Shares	Value
Financials (continued)
Postal Savings Bank Of China Co., Ltd. - Class H	1,054,000	$704,674
Solar Capital, Ltd.(b)	99,100	2,081,100
Starwood Property Trust, Inc.(b)	350,500	7,146,695
TCG BDC, Inc.(b)	62,500	1,121,875
TPG Specialty Lending, Inc.(b)	49,500	950,895
		61,823,845

Health Care 16.85%
Align Technology, Inc.(a)(b)(c)	4,450	1,165,900
Apellis Pharmaceuticals, Inc.(a)(b)	87,900	1,459,140
Apellis Pharmaceuticals, Inc. - Private Placement(a)(d)(e)(f)	56,297	909,348
ARMO Biosciences, Inc.(a)	14,600	446,760
BioMarin Pharmaceutical, Inc.(a)(b)(c)	7,400	667,702
Boston Scientific Corp.(a)(b)(c)	54,000	1,509,840
Bristol-Myers Squibb Co.(b)(c)	29,116	1,822,662
Cardiome Pharma Corp.(a)(b)(c)	418,200	635,664
Celgene Corp.(a)(b)(c)	13,200	1,335,312
Centrexion Therapeutics(a)(d)(e)(f)(g)	416,666	749,999
Clovis Oncology, Inc.(a)(b)	17,100	1,034,550
CRISPR Therapeutics AG(a)(b)	106,667	4,189,880
Express Scripts Holding Co.(a)(b)(c)	17,800	1,409,404
Galapagos NV - Sponsored ADR(a)(b)	9,800	1,158,556
GW Pharmaceuticals PLC - ADR(a)(b)	7,900	1,091,227
Intra-Cellular Therapies, Inc.(a)(b)	95,800	1,630,516
Pfizer, Inc.(b)(c)	46,900	1,737,176
Sienna Biopharmaceuticals, Inc.(a)(b)	126,075	2,218,920
Teladoc, Inc.(a)(b)	50,400	1,884,960
Vertex Pharmaceuticals, Inc.(a)(b)(c)	9,250	1,543,547
		28,601,063

Industrials 1.68%
Airbus SE	24,839	2,852,596

Information Technology 26.08%
58.com, Inc. - ADR(a)	16,300	1,302,044
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	24,720	5,050,049
ams AG	21,550	1,988,411
Baozun, Inc. - Sponsored ADR(a)(b)(c)	50,300	1,959,185
Broadcom, Ltd.(b)(c)	8,579	2,127,849
Cognizant Technology Solutions Corp. - Class A(b)(c)	19,000	1,481,620
Equinix, Inc.(b)	2,940	1,338,259
Facebook, Inc. - Class A(a)(b)(c)	15,290	2,857,548
GoDaddy, Inc. - Class A(a)(b)	27,400	1,513,302

	Shares	Value
Information Technology (continued)
Lam Research Corp.(b)(c)	5,910	$1,131,883
LogMeIn, Inc.(b)(c)	27,300	3,434,340
Microchip Technology, Inc.(b)(c)	28,500	2,713,770
Microsoft Corp.(b)(c)	58,500	5,558,085
Nintendo Co., Ltd.	3,819	1,678,093
Orbotech, Ltd.(a)(b)	26,900	1,432,694
Salesforce.com, Inc.(a)(b)(c)	13,600	1,549,176
Samsung Electronics Co., Ltd.	913	2,133,198
ServiceNow, Inc.(a)(b)	6,800	1,012,316
Ulvac, Inc.	8,800	587,634
ViaSat, Inc.(a)(b)(c)	45,042	3,406,076
		44,255,532

TOTAL COMMON STOCKS
(Cost $161,932,406)		184,368,033

CLOSED-END FUNDS 5.29%
Alpine Total Dynamic Dividend Fund	95,668	938,503
Altaba, Inc.(a)(b)(c)	66,300	5,296,044
Gabelli Equity Trust, Inc.	106,400	691,600
KKR Income Opportunities Fund	43,100	687,445
Liberty All-Star Equity Fund	102,400	669,696
Wells Fargo Multi-Sector Income Fund(b)	52,700	688,262
		8,971,550

TOTAL CLOSED-END FUNDS
(Cost $8,324,420)		8,971,550

PARTICIPATION NOTES 1.73%
Consumer Discretionary 1.73%
Midea Group Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 05/13/2019(d)	309,600	2,943,838

TOTAL PARTICIPATION NOTES
(Cost $1,872,550)		2,943,838

PREFERRED STOCKS 5.69%
Annaly Capital Management, Inc.
Series G, 6.500%(b)	35,000	861,350
Series E, 7.625%(b)	104,431	2,629,573
Ares Management LP
Series A, 7.000%(b)	71,000	1,842,450
Global Medical REIT, Inc.
Series A, 7.500%(b)	17,700	432,588
PennyMac Mortgage Investment Trust
Series A, 3M US L + 5.831%(b)(h)	28,000	697,200
Series B, 3M US L + 5.99%(b)(h)	10,000	248,500
Summit Hotel Properties, Inc.
Series E, 6.250%(b)	40,000	1,002,800

	Shares	Value
PREFERRED STOCKS (continued)
Two Harbors Investment Corp.
Series A, 3M US L + 5.66%(b)(h)	51,000	$1,333,140
Series C, 3M US L + 5.011%(b)(h)	25,000	606,750
		9,654,351

TOTAL PREFERRED STOCKS
(Cost $9,408,514)		9,654,351

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS 1.19%
Wells Fargo & Co.
Series K, Perpetual Maturity, 3M US L + 3.77%(b)(h)(i)	2,000,000	2,021,300

TOTAL CORPORATE BONDS
(Cost $2,029,000)		2,021,300

GOVERNMENT & AGENCY OBLIGATIONS 3.19%
U.S. Treasury Bonds
11/15/2026, 6.500%(b)	1,600,000	2,076,750
08/15/2029, 6.125%(b)	2,500,000	3,339,111

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $5,795,017)		5,415,861

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 16.35%
Money Market Fund 13.41%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.209% 7-day yield)	22,766,159	22,766,159

U.S. Treasury Bills 2.94%
U.S. Treasury Bill
06/07/2018, 0.982%(b)(j)	$5,000,000	4,974,100

TOTAL SHORT-TERM INVESTMENTS
(Cost $27,741,484)		27,740,259

Total Investments - 142.07%
(Cost $217,103,391)		241,115,192

Liabilities in Excess of Other Assets - (42.07%)(k)		(71,400,132)

NET ASSETS - 100.00%		$169,715,060

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (12.26%)
Consumer Staples (1.17%)
Walgreens Boots Alliance, Inc.	(26,300)	$(1,979,338)

Financials (1.23%)
Deutsche Bank AG	(49,200)	(902,328)
Santander Consumer USA Holdings, Inc.	(69,300)	(1,195,425)
		(2,097,753)

Health Care (2.33%)
AmerisourceBergen Corp.	(15,400)	(1,534,918)
Editas Medicine, Inc.	(21,700)	(792,267)
McKesson Corp.	(9,600)	(1,621,248)
		(3,948,433)

Information Technology (6.70%)
AU Optronics Corp. - Sponsored ADR	(145,200)	(695,508)
Cirrus Logic, Inc.	(13,600)	(674,152)
Gogo, Inc.	(128,100)	(1,234,884)
Ingenico Group SA	(8,522)	(970,231)
International Business Machines Corp.	(18,250)	(2,987,525)
Knowles Corp.	(45,600)	(694,944)
LINE Corp. - Sponsored ADR	(21,600)	(958,824)
Manhattan Associates, Inc.	(46,400)	(2,450,848)
Skyworks Solutions, Inc.	(7,300)	(709,633)
		(11,376,549)

Materials (0.83%)
Albemarle Corp.	(6,300)	(703,017)
FMC Corp.	(7,700)	(703,241)
		(1,406,258)

TOTAL COMMON STOCKS
(Proceeds $18,871,359)		(20,808,331)

EXCHANGE TRADED FUNDS (0.59%)
United States Natural Gas Fund LP	(39,325)	(986,271)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $1,184,786)		(986,271)

TOTAL SECURITIES SOLD SHORT
(Proceeds $20,056,145)		$(21,794,602)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of January 31, 2018 was 1.78%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of January 31, 2018, the aggregate value of those securities was $170,522,379, representing 100.48% of net assets. (See Note 1 and Note 2).
(c)	Loaned security; a portion or all of the security is on loan as of January 31, 2018.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2018, these securities had an aggregate value of $5,742,321 or 3.38% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of January 31, 2018, these securities had a total value of $2,798,483 or 1.65% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1).
(f)	Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of January 31, 2018, these securities had an aggregate market value of $2,798,483 or 1.65% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 1 to the financial statements for additional information.
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Rate shown represents the bond equivalent yield to maturity at date of purchase.
(k)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$2,348,400	143 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$2,842,133	$493,733
Morgan Stanley	Hero MotoCorp, Ltd.	1,115,874	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	1,268,020	152,146
Credit Suisse	Housing Development Finance Corp.	765,588	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,210,220	444,632
Morgan Stanley	Housing Development Finance Corp.	3,254,547	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	4,646,554	1,392,007
Credit Suisse	Indiabulls Housing Finance	1,210,969	187 bps + 1M LIBOR	1 M LIBOR	12/31/2020	2,123,872	912,903
Morgan Stanley	ITC, Ltd.	1,451,310	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	1,585,552	134,242
Credit Suisse	Larsen & Toubro, Ltd.	2,141,517	217 bps + 1M LIBOR	1 M LIBOR	12/31/2020	4,050,283	1,908,766
Morgan Stanley	Larsen & Toubro, Ltd.	906,980	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	1,298,961	391,981
Credit Suisse	Mahindra & Mahindra, Ltd.	1,374,538	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,526,010	151,472
Morgan Stanley	United Microelectronics Corp.	(533,446)	1D FEDEF - 75 bps	1 D FEDEF	07/12/2018	(495,282)	38,164
		$14,036,277				$20,056,323	$6,020,046

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Depreciation
Credit Suisse	Bharti Airtel, Ltd.	$1,413,459	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$1,254,301	$(159,158)
Morgan Stanley	Mahindra & Mahindra, Ltd.	2,466,438	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	2,435,545	(30,893)
Morgan Stanley	Sociedad Quimica	(698,720)	1 D FEDEF - 75bps	1 D FEDEF	02/03/2020	(712,812)	(14,092)
		$3,181,177				$2,977,034	$(204,143)
		$17,217,454				$23,033,357	$5,815,903

Clough Global Opportunities Fund
STATEMENT OF INVESTMENTS
January 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS 89.15%
Consumer Discretionary 15.56%
Amazon.com, Inc.(a)(b)(c)	7,274	$10,553,774
BYD Co., Ltd. - Class H	585,600	5,513,405
DR Horton, Inc.(b)(c)	53,501	2,624,224
JD.com, Inc. - ADR(a)(b)(c)	118,300	5,823,909
Lennar Corp. - Class A(b)(c)	33,600	2,105,376
Liberty Broadband Corp. - Class C(a)(b)(c)	92,467	8,835,222
Liberty Ventures - Series A(a)(b)(c)	261,262	15,396,170
Man Wah Holdings, Ltd.	2,041,600	2,171,401
Panasonic Corp.	380,800	5,647,295
PulteGroup, Inc.(b)(c)	54,800	1,744,284
Wayfair, Inc. - Class A(a)(b)(c)	32,400	2,981,124
		63,396,184

Consumer Staples 0.83%
Japan Tobacco, Inc.	81,200	2,686,584
Orion Corp.(a)	6,315	691,909
		3,378,493

Energy 6.90%
Baker Hughes, a GE Co.(b)	287,400	9,239,910
Fairway Energy LP(a)(d)(e)(f)(g)	536,000	2,805,960
Halliburton Co.(b)(c)	64,300	3,452,910
Kinder Morgan, Inc.(b)	523,800	9,417,924
Schlumberger, Ltd.(b)	43,500	3,200,730
		28,117,434

Financials 29.49%
Ares Capital Corp.(b)	773,900	12,343,705
Bank of America Corp.(b)(c)	537,110	17,187,520
Blackstone Mortgage Trust, Inc. - Class A(b)	406,700	12,607,700
Citigroup, Inc.(b)(c)	196,627	15,431,287
Country Garden Holdings Co., Ltd.	1,537,000	3,304,806
First Republic Bank(b)	36,500	3,268,575
Global Medical REIT, Inc.(b)	310,000	2,486,200
Golub Capital BDC, Inc.(b)	313,957	5,704,599
JPMorgan Chase & Co.(b)(c)	119,400	13,810,998
Ladder Capital Corp.(b)	205,942	2,979,981
Longfor Properties Co., Ltd.	1,018,500	3,326,580
Ping An Insurance Group Co. of China, Ltd. - Class H	285,200	3,377,855
Postal Savings Bank Of China Co., Ltd. - Class H	2,546,000	1,702,183
Solar Capital, Ltd.(b)	224,331	4,710,951
Starwood Property Trust, Inc.(b)	786,286	16,032,372
TPG Specialty Lending, Inc.(b)	95,948	1,843,161
		120,118,473

	Shares	Value
Health Care 14.20%
Align Technology, Inc.(a)(b)(c)	11,240	$2,944,880
Apellis Pharmaceuticals, Inc.(a)(b)	213,773	3,548,632
Apellis Pharmaceuticals, Inc. - Private Placement(a)(d)(e)(f)	139,701	2,256,548
ARMO Biosciences, Inc.(a)(b)	36,500	1,116,900
BioMarin Pharmaceutical, Inc.(a)(b)(c)	9,200	830,116
Boston Scientific Corp.(a)(b)(c)	41,300	1,154,748
Bristol-Myers Squibb Co.(b)(c)	42,900	2,685,540
Cardiome Pharma Corp.(a)(b)	1,042,181	1,584,115
Celgene Corp.(a)(b)(c)	32,300	3,267,468
Centrexion Therapeutics(a)(d)(e)(f)(g)	1,361,111	2,450,000
Clovis Oncology, Inc.(a)(b)(c)	41,800	2,528,900
CRISPR Therapeutics AG(a)(b)(c)	272,810	10,715,977
Express Scripts Holding Co.(a)(b)(c)	44,400	3,515,592
GW Pharmaceuticals PLC - ADR(a)(b)(c)	19,700	2,721,161
Intra-Cellular Therapies, Inc.(a)(b)	240,400	4,091,608
Pfizer, Inc.(b)(c)	86,400	3,200,256
Sienna Biopharmaceuticals, Inc.(a)(b)	312,012	5,491,411
Vertex Pharmaceuticals, Inc.(a)(b)(c)	22,450	3,746,232
		57,850,084

Industrials 1.69%
Airbus SE	60,041	6,895,314

Information Technology 20.48%
58.com, Inc. - ADR(a)	39,000	3,115,320
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	46,610	9,521,957
ams AG	48,554	4,480,062
Broadcom, Ltd.(b)(c)	12,574	3,118,729
Cognizant Technology Solutions Corp. - Class A(b)(c)	47,800	3,727,444
Equinix, Inc.(b)	7,160	3,259,160
Facebook, Inc. - Class A(a)(b)(c)	37,050	6,924,274
GoDaddy, Inc. - Class A(a)(b)(c)	66,700	3,683,841
Lam Research Corp.(b)(c)	16,050	3,073,896
Microchip Technology, Inc.(b)(c)	69,600	6,627,312
Microsoft Corp.(b)(c)	103,100	9,795,531
Nintendo Co., Ltd.	9,975	4,383,079
Salesforce.com, Inc.(a)(b)(c)	40,500	4,613,355
Samsung Electronics Co., Ltd.	2,189	5,114,534
ServiceNow, Inc.(a)(b)	16,500	2,456,355
Ulvac, Inc.	22,600	1,509,151
ViaSat, Inc.(a)(b)(c)	105,835	8,003,243
		83,407,243

TOTAL COMMON STOCKS
(Cost $316,861,096)		363,163,225

	Shares	Value
CLOSED-END FUNDS 3.16%
Altaba, Inc.(a)(b)(c)	161,100	$12,868,668

TOTAL CLOSED-END FUNDS
(Cost $11,162,953)		12,868,668

PARTICIPATION NOTES 1.82%
Consumer Discretionary 1.82%
Midea Group Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 05/13/2019(d)	779,600	7,412,842

TOTAL PARTICIPATION NOTES
(Cost $4,726,529)		7,412,842

PREFERRED STOCKS 4.10%
Annaly Capital Management, Inc.
Series G, 6.500%(b)	65,000	1,599,650
Series E, 7.625%(b)	162,911	4,102,099
Ares Management LP
Series A, 7.000%(b)	147,000	3,814,650
PennyMac Mortgage Investment Trust
Series B, 3M US L + 5.99%(b)(c)(h)	70,000	1,739,500
Summit Hotel Properties, Inc.
Series E, 6.250%(b)	116,000	2,908,120
Two Harbors Investment Corp.
Series C, 3M US L + 5.011%(b)(h)	105,000	2,548,350
		16,712,369

TOTAL PREFERRED STOCKS
(Cost $16,377,214)		16,712,369

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS 24.13%
American Tower Corp.
06/15/2023, 3.000%(b)	$2,500,000	2,469,721
Bank of America Corp.
10/21/2022, 2.503%(b)	2,500,000	2,444,295
Biogen, Inc.
09/15/2020, 2.900%	20,000	20,114
Citigroup, Inc.
04/25/2022, 2.750%(b)	8,000,000	7,899,818
Citizens Bank National Association
12/04/2019, 2.450%(b)	2,802,000	2,789,903
DR Horton, Inc.
12/01/2020, 2.550%(b)(c)	3,000,000	2,983,603
EI du Pont de Nemours & Co.
05/01/2020, 2.200%(b)	2,000,000	1,987,882
Exelon Corp.
12/01/2020, 5.150%(b)	2,900,000	3,071,581

Description and	Principal
Maturity Date	Amount	Value
CORPORATE BONDS (continued)
First Republic Bank
06/17/2019, 2.375%(b)	$5,000,000	$4,981,800
Ford Motor Credit Co. LLC
05/04/2023, 3.096%	5,000,000	4,882,091
Goldman Sachs Group, Inc.
10/31/2022, 3M US L + 0.821%(b)(h)	4,000,000	3,950,291
Hercules Capital, Inc.
10/23/2022, 4.625%(b)	3,000,000	3,040,120
Jackson National Life Global Funding
04/29/2021, 2.250%(b)(d)	4,160,000	4,079,979
JPMorgan Chase & Co.
09/23/2022, 3.250%(b)(c)	4,000,000	4,041,495
Lennar Corp.
12/01/2018, 4.125%(b)	4,500,000	4,556,250
Main Street Capital Corp.
12/01/2022, 4.500%(b)	3,750,000	3,757,554
Manufacturers & Traders Trust Co.
02/06/2020, 2.100%(b)(c)	4,000,000	3,967,585
Mitsubishi UFJ Trust & Banking Corp.
10/16/2019, 2.450%(b)(d)	2,155,000	2,149,717
Morgan Stanley
05/19/2022, 2.750%(b)	2,500,000	2,465,253
Philip Morris International, Inc.
08/22/2022, 2.500%(b)	1,600,000	1,566,950
PNC Bank National Association
11/05/2020, 2.450%(b)(c)	2,000,000	1,990,864
Raytheon Co.
10/15/2020, 3.125%(b)	2,330,000	2,366,776
Royal Bank of Canada
02/05/2020, 1.875%(b)	1,000,000	988,004
Solar Capital, Ltd.
01/20/2023, 4.500%(b)	2,500,000	2,445,419
Tencent Holdings, Ltd.
05/02/2019, 3.375%(b)	4,000,000	4,039,553
01/19/2023, 2.985%(b)(d)	3,000,000	2,970,214
Toronto-Dominion Bank
12/14/2020, 2.500%(b)	3,332,000	3,322,890
Wells Fargo & Co.
Series MTN, 07/22/2022, 2.625%(b)(c)	5,000,000	4,918,190
Series K, Perpetual Maturity, 3M US L + 3.77%(h)(i)	3,000,000	3,031,950
Welltower, Inc.
04/01/2019, 4.125%(b)	5,033,000	5,109,316

TOTAL CORPORATE BONDS
(Cost $99,314,689)		98,289,178

ASSET/MORTGAGE BACKED SECURITIES 8.52%
Federal National Mortgage Association - REMICS
Series 2017-16, Class NA, 03/25/2047, 3.000%(b)	2,555,581	2,493,376
Series 2017-60, Class C, 08/25/2047, 3.500%(b)	2,372,074	2,357,698

Description and	Principal
Maturity Date	Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
Government National Mortgage Association - REMICS
Series 2013-118, Class AD, 06/16/2036, 1.550%	$1,576,745	$1,546,398
Series 2012-83, Class A, 07/16/2041, 1.368%	3,787,429	3,608,605
Series 2014-172, Class AC, 09/16/2041, 1.900%(b)	3,923,606	3,858,701
Series 2013-68, Class AC, 02/16/2046, 1.300%	3,265,210	3,090,817
Series 2017-103, Class HG, 01/20/2047, 2.500%	2,231,577	2,159,314
Series 2015-130, Class AB, 08/16/2047, 2.550%	3,050,330	3,006,611
Series 2014-166, Class PJ, 07/16/2051, 2.500%	3,830,782	3,749,363
Series 2012-111, Class A, 09/16/2052, 2.387%	1,794,830	1,772,793
Series 2013-101, Class AD, 12/16/2053, 2.623%(h)	2,941,291	2,875,599
SBA Small Business Investment Companies
Series 2013-10B, Class 1, 09/10/2023, 3.644%	2,662,115	2,714,118
Series 2016-10A, Class 1, 03/10/2026, 2.507%	1,469,492	1,456,439

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $35,534,595)		34,689,832

GOVERNMENT & AGENCY OBLIGATIONS 3.32%
U.S. Treasury Bonds
11/15/2026, 6.500%(b)	3,150,000	4,088,601
08/15/2029, 6.125%(b)	3,375,000	4,507,800
02/15/2038, 4.375%(b)	4,000,000	4,937,969

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $14,225,030)		13,534,370

	Shares/Principal Amount	Value
SHORT-TERM INVESTMENTS 7.61%
Money Market Fund 7.61%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (1.209% 7-day yield)	31,004,204	31,004,204

TOTAL SHORT-TERM INVESTMENTS
(Cost $31,004,204)		31,004,204

		Value
Total Investments - 141.81%
(Cost $529,206,310)		$577,674,688

Liabilities in Excess of Other Assets - (41.81%)(j)		(170,311,394)

NET ASSETS - 100.00%		$407,363,294

SCHEDULE OF SECURITIES SOLD SHORT (a)	Shares	Value
COMMON STOCKS (11.53%)
Consumer Staples (1.21%)
Walgreens Boots Alliance, Inc.	(65,200)	(4,906,952)

Financials (1.28%)
Deutsche Bank AG	(122,600)	(2,248,484)
Santander Consumer USA Holdings, Inc.	(172,400)	(2,973,900)
		(5,222,384)

Health Care (2.36%)
AmerisourceBergen Corp.	(37,400)	(3,727,658)
Editas Medicine, Inc.	(52,800)	(1,927,728)
McKesson Corp.	(23,400)	(3,951,792)
		(9,607,178)

Information Technology (5.85%)
AU Optronics Corp. - Sponsored ADR	(272,612)	(1,305,811)
Cirrus Logic, Inc.	(32,400)	(1,606,068)
Ingenico Group SA	(21,012)	(2,392,220)
International Business Machines Corp.	(51,350)	(8,405,995)
LINE Corp. - Sponsored ADR	(53,300)	(2,365,987)
Manhattan Associates, Inc.	(114,700)	(6,058,454)
Skyworks Solutions, Inc.	(17,400)	(1,691,454)
		(23,825,989)

Materials (0.83%)
Albemarle Corp.	(15,200)	(1,696,168)
FMC Corp.	(18,600)	(1,698,738)
		(3,394,906)

TOTAL COMMON STOCKS
(Proceeds $41,996,555)		(46,957,409)

EXCHANGE TRADED FUNDS (0.61%)
United States Natural Gas Fund LP	(98,500)	(2,470,380)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $2,967,880)		(2,470,380)

TOTAL SECURITIES SOLD SHORT
(Proceeds $44,964,435)		$(49,427,789)

Investment Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)

LIBOR - London Interbank Offered Rate

Libor Rates:

3M US L - 3 Month LIBOR as of January 31, 2018 was 1.78%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of January 31, 2018, the aggregate value of those securities was $433,280,165, representing 106.36% of net assets. (See Note 1 and Note 2).
(c)	Loaned security; a portion or all of the security is on loan as of January 31, 2018.
(d)	Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2018, these securities had an aggregate value of $24,125,260 or 5.92% of net assets.
(e)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of January 31, 2018, these securities had a total value of $7,512,508 or 1.84% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1).
(f)	Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of January 31, 2018, these securities had an aggregate market value of $7,512,508 or 1.84% of total net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. See also footnote 1 to the financial statements for additional information.
(h)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Includes cash which is being held as collateral for total return swap contracts and securities sold short.

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$3,741,915	143 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$4,557,918	$816,003
Morgan Stanley	Hero MotoCorp, Ltd.	2,789,428	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	3,169,759	380,331
Credit Suisse	Housing Development Finance Corp.	1,063,964	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,681,888	617,924
Morgan Stanley	Housing Development Finance Corp.	8,000,581	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	11,422,519	3,421,938
Credit Suisse	Indiabulls Housing Finance	2,862,211	187 bps + 1M LIBOR	1 M LIBOR	12/31/2020	5,009,793	2,147,582
Morgan Stanley	ITC, Ltd.	3,294,269	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	3,592,514	298,245
Credit Suisse	Larsen & Toubro, Ltd.	3,250,457	217 bps + 1M LIBOR	1 M LIBOR	12/31/2020	6,951,353	3,700,896
Morgan Stanley	Larsen & Toubro, Ltd.	2,267,287	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	3,247,157	979,870
Credit Suisse	Mahindra & Mahindra, Ltd.	3,470,933	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	3,853,415	382,482
Morgan Stanley	United Microelectronics Corp.	(1,325,189)	1D FEDEF - 75 bps	1 D FEDEF	07/12/2018	(1,230,383)	94,806
		$29,415,856				$42,255,933	$12,840,077

	Reference	Notional	Floating Rate	Floating	Termination		Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Value	Depreciation
Credit Suisse	Bharti Airtel, Ltd.	$3,437,233	125 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$3,050,194	$(387,039)
Morgan Stanley	Mahindra & Mahindra, Ltd.	6,260,116	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	6,181,708	(78,408)
Morgan Stanley	Sociedad Quimica	(1,677,028)	1 D FEDEF - 75bps	1 D FEDEF	02/03/2020	(1,710,851)	(33,823)
		$8,020,321				$7,521,051	$(499,270)
		$37,436,177				$49,776,984	$12,340,807

For Fund compliance purposes, each Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

Clough Global FundS

Notes to Quarterly Statement of Investments

January 31, 2018 (unaudited)

1. Organization and SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non- diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification Topic (“ASC”) 946 – Investment Companies.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including preferred stocks, exchange traded funds, closed-end funds and participation notes held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of January 31, 2018, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$7,252,082	$–	$–	$7,252,082
Consumer Staples	661,720	–	–	661,720
Energy	6,503,305	–	684,214	7,187,519
Financials	34,454,038	–	–	34,454,038
Health Care	3,755,002	–	–	3,755,002
Industrials	1,772,149	–	–	1,772,149
Information Technology	12,819,656	–	–	12,819,656
Closed-End Funds	2,275,086	–	–	2,275,086
Participation Notes	–	1,819,931	–	1,819,931
Preferred Stocks	7,287,964	–	–	7,287,964
Corporate Bonds	–	37,693,261	–	37,693,261
Asset/Mortgage Backed Securities	–	13,407,847	–	13,407,847
Government & Agency Obligations	–	8,331,657	–	8,331,657
Short-Term Investments
Money Market Fund	7,983,805	–	–	7,983,805
TOTAL	$84,764,807	$61,252,696	$684,214	$146,701,717

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$3,301,232	$–	$3,301,232

Liabilities
Securities Sold Short
Common Stocks	(10,073,901)	–	–	(10,073,901)
Exchange Traded Funds	(618,222)	–	–	(618,222)
Total Return Swap Contracts**	–	(131,600)	–	(131,600)
TOTAL	$(10,692,123)	$3,169,632	$–	$(7,522,491)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$33,858,461	$–	$–	$33,858,461
Consumer Staples	1,358,173	–	–	1,358,173
Energy	10,479,227	–	1,139,136	11,618,363
Financials	61,823,845	–	–	61,823,845
Health Care	26,941,716	909,348	749,999	28,601,063
Industrials	2,852,596	–	–	2,852,596
Information Technology	44,255,532	–	–	44,255,532
Closed-End Funds	8,971,550	–	–	8,971,550
Participation Notes	–	2,943,838	–	2,943,838
Preferred Stocks	9,654,351	–	–	9,654,351
Corporate Bonds	–	2,021,300	–	2,021,300
Government & Agency Obligations	–	5,415,861	–	5,415,861
Short-Term Investments
Money Market Fund	22,766,159	–	–	22,766,159
U.S. Treasury Bills	–	4,974,100	–	4,974,100
TOTAL	$222,961,610	$16,264,447	$1,889,135	$241,115,192

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$6,020,046	$–	$6,020,046

Liabilities
Securities Sold Short
Common Stocks	(20,808,331)	–	–	(20,808,331)
Exchange Traded Funds	(986,271)	–	–	(986,271)
Total Return Swap Contracts**	–	(204,143)	–	(204,143)
TOTAL	$(21,794,602)	$5,815,903	$–	$(15,978,699)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$63,396,184	$–	$–	$63,396,184
Consumer Staples	3,378,493	–	–	3,378,493
Energy	25,311,474	–	2,805,960	28,117,434
Financials	120,118,473	–	–	120,118,473
Health Care	53,143,536	2,256,548	2,450,000	57,850,084
Industrials	6,895,314	–	–	6,895,314
Information Technology	83,407,243	–	–	83,407,243
Closed-End Funds	12,868,668	–	–	12,868,668
Participation Notes	–	7,412,842	–	7,412,842
Preferred Stocks	16,712,369	–	–	16,712,369
Corporate Bonds	–	98,289,178	–	98,289,178
Asset/Mortgage Backed Securities	–	34,689,832	–	34,689,832
Government & Agency Obligations	–	13,534,370	–	13,534,370
Short-Term Investments
Money Market Fund	31,004,204	–	–	31,004,204
TOTAL	$416,235,958	$156,182,770	$5,255,960	$577,674,688

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$12,840,077	$–	$12,840,077

Liabilities
Securities Sold Short
Common Stocks	(46,957,409)	–	–	(46,957,409)
Exchange Traded Funds	(2,470,380)	–	–	(2,470,380)
Total Return Swap Contracts**	–	(499,270)	–	(499,270)
TOTAL	$(49,427,789)	$12,340,807	$–	$(37,086,982)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

The Funds recognize transfers between the levels as of the end of the period in which the transfer occurred. As of the period ended January 31, 2018, the Funds had the following transfers between Level 1 and Level 2.

Clough Global Equity Fund

	Level 1		Level 2
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stock	$1,347,720	$-	$-	$(1,347,720)
Total	$1,347,720	$-	$-	$(1,347,720)

Clough Global Opportunities fund

	Level 1		Level 2
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stock	$3,354,982	$-	$-	$(3,354,982)
Total	$3,354,982	$-	$-	$(3,354,982)

The common stock transferred from Level 2 to Level 1 during the period ended January 31, 2018 was based on a security completing the required 180-day post IPO lock-up period. This position was previously valued using a fair value adjustment factor at October 31, 2017 but was valued using a quoted market price in an active market as of January 31, 2018.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Dividend and Income Fund
Investments in Securities	Balance as of October 31, 2017	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2018
Common Stocks	$773,744	$–	$(89,530)	$–	$–	$–	$–	$684,214	$(89,530)
Total	$773,744	$–	$(89,530)	$–	$–	$–	$–	$684,214	$(89,530)

Clough Global Equity Fund
Investments in Securities	Balance as of October 31, 2017	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2018
Common Stocks	$1,596,923	$–	$451,561	$749,999	$–	$–	$(909,348)	$1,889,135	$(149,056)
Total	$1,596,923	$–	$451,561	$749,999	$–	$–	$(909,348)	$1,889,135	$(149,056)

Clough Global Opportunities Fund
Investments in Securities	Balance as of October 31, 2017	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2018	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2018
Common Stocks	$3,939,237	$–	$1,123,271	$2,450,000	$–	$–	$(2,256,548)	$5,255,960	$(367,160)
Total	$3,939,237	$–	$1,123,271	$2,450,000	$–	$–	$(2,256,548)	$5,255,960	$(367,160)

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at January 31, 2018:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range/Premium
Clough Global Dividend and Income Fund	Energy	$684,214	Comparable Company Approach	Implied Premium	24.69%
				Projected EV/EBITDA Multiple	0.33x – 1.37x
				Projected EV/Revenue Multiple	0.81x – 1.48x
Clough Global Equity Fund	Energy	$1,139,136	Comparable Company Approach	Implied Premium	24.69%
				Projected EV/EBITDA Multiple	0.33x – 1.37x
				Projected EV/Revenue Multiple	0.81x – 1.48x
	Health Care	$749,999	Recent Financings	Transaction Price	N/A
Clough Global Opportunities Fund	Energy	$2,805,960	Comparable Company Approach	Implied Premium	24.69%
				Projected EV/EBITDA Multiple	0.33x – 1.37x
				Projected EV/Revenue Multiple	0.81x – 1.48x
	Health Care	$2,450,000	Recent Financings	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Implied Premium	Increase	Decrease
Projected EV/EBITDA Multiple	Increase	Decrease
Projected EV/Revenue Multiple	Increase	Decrease
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Exchange Traded Funds: Each Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

There was no written option or purchased option activity for the period ended January 31, 2018.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Each Fund held no futures contracts at the end of the period.

Swaps: During the period each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the period ended January 31, 2018, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. During the period each Fund invested in warrants. Each Fund held no warrants or rights at the end of the period.

Restricted and Illiquid Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

The Funds may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by Clough pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

The restricted securities held at January 31, 2018 are identified below and are also presented in the Funds' Statement of Investments:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Fair Value

Clough Global Dividend and Income Fund	Fairway Energy LP	0.67%	6/30/2015	130,700	$1,307,000	$684,214
Total		0.67%			$1,307,000	$684,214

Clough Global Equity Fund	Apellis Pharmaceuticals, Inc. – Private Placement(a)	0.54%	8/7/2017	56,297	$308,731	$909,348
	Centrexion Therapeutics	0.44%	12/18/2017	416,666	750,001	749,999
	Fairway Energy LP	0.67%	6/30/2015	217,600	2,176,000	1,139,136
Total		1.65%			$3,234,732	$2,798,483

Clough Global Opportunities Fund	Apellis Pharmaceuticals, Inc. – Private Placement(a)	0.55%	8/7/2017	139,701	$766,117	$2,256,548
	Centrexion Therapeutics	0.60%	12/18/2017	1,361,111	2,450,000	2,450,000
	Fairway Energy LP	0.69%	6/30/2015	536,000	5,360,000	2,805,960
Total		1.84%			$8,576,117	$7,512,508

(a)	The Fund also invests in unrestricted securities of the same issuer. The fair value of restricted securities is 38.39% and 38.87%, respectively, of the total value of securities of the same issuer.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

2. CommitTed facility agreement

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund is currently borrowing the maximum commitment covered by the agreement. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”) valued at $104,056,325, $158,943,725 and $403,497,214 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Agreement was amended on November 2, 2017, to decrease the Maximum Commitment Financing, effective November 15, 2017, to $55,000,000, $85,000,000 and $207,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. Prior to November 15, 2017 the Maximum Commitment Financing was $72,000,000, $113,000,000 and $292,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the period ended January 31, 2018, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $56,229,348, $88,136,957 and $211,592,391, respectively, and the average interest rate for the borrowings was 2.29%. As of January 31, 2018, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $55,000,000, $85,000,000 and $207,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on January 31, 2018, was 2.48%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re- register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of January 31, 2018, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $47,454,399, $76,238,625 and $182,358,386, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the period ended January 31, 2018.

Item 2 - Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3 – Exhibits.

(a)	Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	March 28, 2018

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	March 28, 2018